UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 7, 2010

Wonder Auto Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33648	88-0495105

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street
Taihe District, JinZeng City, Liaoning Province
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On and effective on July 2, 2010, Wonder Auto Technology, Inc. (the “Company”) appointed Mr. Qingdong Zeng, age 47, as the Chief Strategy Officer of the Company.  In such position, Mr. Zeng will oversee the Company’s daily operations of accounting, research and development, legal affairs and human resource and assist the Chief Executive Officer in the development and implementation of the Company’s overall strategies.

Mr. Zeng has been the Company’s director since June 10, 2010 and the vice president since December 2009. He has also been the president of our subsidiary Jinzhou Wanyou Mechanical Parts Co., Ltd. since September 2006. He was the president of Jinzhou Wonder Suspension Co., Ltd. from June 1994 to August 2006. From July 1988 to May 1994, he held teaching position at the Automotive College of Liaoning University of Technology. Mr. Zeng has over 16 years experience in enterprise management and over 25 years experience in the automotive industry. Mr. Zeng has also been the director of Jinheng Automotive Safety Technology Holdings Limited, a company listed on the Hong Kong Stock Exchange since October, 2004. He also serves as a director of China Wonder Limited, a company listed on the AIM market of the London Stock Exchange. Mr. Zeng is a professor-level senior engineer and an expert who has been awarded with the PRC State Council Special Allowance. Mr. Zeng received a master degree in engineering science from Jilin University in 1988.

The Company has entered into an employment contract with Mr. Zeng under which Mr. Zeng will receive an annual salary of $80,000. A copy of the employment contract is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the terms of the employment contract does not purport to be complete and is qualified in its entirety by reference to such exhibit.

There is no arrangement or understanding pursuant to which Mr. Zeng was appointed as the Chief Strategy Officer, and there are no related party transactions between Mr. Zeng and the Company reportable under Item 404(a) of Regulation S-K.

No family relationship exists between Mr. Zeng and any other director or executive officer of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Contract, dated July 2, 2010, by and between the Company and Qingdong Zeng.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: July 7, 2010
/s/ Qingjie Zhao
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Contract, dated July 2, 2010, by and between the Company and Qingdong Zeng